UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):
April 20, 2006

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Eastman Chemical Company’s products and operations have been managed and reported in six reportable operating segments, consisting of the Coatings, Adhesives, Specialty Polymers and Inks ("CASPI") segment, the Fibers segment, the Performance Chemicals and Intermediates ("PCI") segment, the Polymers segment, the Specialty Plastics ("SP") segment and the Developing Businesses ("DB") segment. The Company's segments were previously aligned in a divisional structure that provided for goods and services to be transferred between divisions at predetermined prices that may have been in excess of cost, which resulted in the recognition of intersegment sales revenue and operating earnings between divisions. Such interdivisional transactions were eliminated in the Company's consolidated financial statements. In first quarter 2006, the Company realigned its organizational structure to support its growth strategy and to better reflect the integrated nature of the Company's assets. A result of the realigned organizational structure is that goods and services are transferred among the segments at cost. As part of this change, the Company's segment results for 2002 through 2005 have been restated to eliminate the impact of interdivisional sales revenue and operating earnings, as shown in the tables below.

EASTMAN CHEMICAL COMPANY SEGMENT INFORMATION	2005

(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

CASPI Segment
Sales	$319	$325	$333	$322	$1,299
Operating Earnings	67	64	63	34	228
Fibers Segment
Sales	$200	$205	$228	$236	$869
Operating Earnings	48	47	60	61	216
PCI Segment
Sales	$389	$397	$428	$413	$1,627
Operating Earnings	45	43	40	13	141
Polymers Segment
Sales	$656	$642	$646	$575	$2,519
Operating Earnings	84	50	32	12	178
SP Segment
Sales	$177	$180	$179	$182	$718
Operating Earnings	21	21	17	5	64
DB Segment
Sales	$21	$3	$2	$1	$27
Operating Earnings	(21)	(22)	(14)	(13)	(70)
Eastman Chemical Company
Sales	$1,762	$1,752	$1,816	$1,729	$7,059
Operating Earnings	244	203	198	112	757

EASTMAN CHEMICAL COMPANY SEGMENT INFORMATION	2004

(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

CASPI Segment
Sales	$439	$476	$357	$282	$1,554
Operating Earnings	28	(24)	37	23	64
Fibers Segment
Sales	$172	$181	$184	$194	$731
Operating Earnings	35	37	45	38	155
PCI Segment
Sales	$290	$313	$371	$373	$1,347
Operating Earnings	1	8	(13)	4	--
Polymers Segment
Sales	$515	$515	$542	$611	$2,183
Operating Earnings	(7)	20	7	9	29
SP Segment
Sales	$157	$154	$164	$169	$644
Operating Earnings	(22)	18	18	(1)	13
DB Segment
Sales	$24	$37	$31	$29	$121
Operating Earnings	(20)	(18)	(21)	(27)	(86)
Eastman Chemical Company
Sales	$1,597	$1,676	$1,649	$1,658	$6,580
Operating Earnings	15	41	73	46	175

EASTMAN CHEMICAL COMPANY SEGMENT INFORMATION	2003

(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

CASPI Segment
Sales	$411	$441	$422	$409	$1,683
Operating Earnings	(4)	19	(436)	17	(404)
Fibers Segment
Sales	$146	$166	$163	$160	$635
Operating Earnings	25	36	36	30	127
PCI Segment
Sales	$297	$286	$261	$254	$1,098
Operating Earnings	1	2	(43)	(10)	(50)
Polymers Segment
Sales	$430	$434	$442	$450	$1,756
Operating Earnings	29	25	4	6	64
SP Segment
Sales	$144	$138	$135	$142	$559
Operating Earnings	31	9	11	10	61
DB Segment
Sales	$13	$16	$21	$19	$69
Operating Earnings	(23)	(16)	(13)	(13)	(65)
Eastman Chemical Company
Sales	$1,441	$1,481	$1,444	$1,434	$5,800
Operating Earnings	59	75	(440)	39	(267)

EASTMAN CHEMICAL COMPANY SEGMENT INFORMATION	2002

(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

CASPI Segment
Sales	$380	$427	$417	$377	$1,601
Operating Earnings	25	18	20	(17)	46
Fibers Segment
Sales	$149	$172	$165	$156	$642
Operating Earnings	36	44	37	27	144
PCI Segment
Sales	$244	$261	$265	$253	$1,023
Operating Earnings	(1)	(1)	7	3	8
Polymers Segment
Sales	$341	$400	$382	$387	$1,510
Operating Earnings	21	30	3	(8)	46
SP Segment
Sales	$120	$133	$141	$134	$528
Operating Earnings	11	8	11	4	34
DB Segment
Sales	$2	$2	$4	$8	$16
Operating Earnings	(15)	(18)	(17)	(20)	(70)
Eastman Chemical Company
Sales	$1,236	$1,395	$1,374	$1,315	$5,320
Operating Earnings	77	81	61	(11)	208

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company
(Registrant)

Date:	April 20, 2006	By:	/s/ Curtis E. Espeland

Curtis E. Espeland,
Vice President and Chief Accounting Officer,